Exhibit 24.1

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that each of Select Bancorp, Inc. and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints William L. Hedgepeth II and Mark A. Jeffries, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer’s and Director’s capacity or capacities as shown below, (a) a Registration Statement of Select Bancorp, Inc. on Form S-3 and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the “Registration Statement”), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of Select Bancorp, Inc. and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Select Bancorp, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Select Bancorp, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

IN WITNESS WHEREOF, Select Bancorp, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand as of the date indicated below.

[Signatures on following page]

SELECT Bancorp, Inc.
(Registrant)

By:	/s/ William L. Hedgepeth II
William L. Hedgepeth II
President and Chief Executive Officer

Dated: April 24, 2018

SIGNATURE	CAPACITY

/s/ William L. Hedgepeth II	President, Chief Executive Officer, and Director
William L. Hedgepeth II	(principal executive officer)

/s/ Mark A. Jeffries	Executive Vice President and Chief Financial Officer
Mark A. Jeffries	(principal financial officer and principal accounting officer)

/s/ J. Gary Ciccone	Director
J. Gary Ciccone

/s/ Charles R. Davis	Director
Charles R. Davis

/s/ James H. Glen, Jr.	Director
James H. Glen, Jr.

/s/ Oscar N. Harris	Director
Oscar N. Harris

/s/ Alicia Speight Hawk	Director
Alicia Speight Hawk

/s/ Gerald W. Hayes, Jr.	Director
Gerald W. Hayes, Jr.

/s/ Ronald V. Jackson	Director
Ronald V. Jackson

/s/ John W. McCauley	Director
John W. McCauley

/s/ Carlie C. McLamb, Jr.	Director
Carlie C. McLamb, Jr.

SIGNATURE	CAPACITY

/s/ V. Parker Overton	Director
V. Parker Overton

/s/ Anthony E. Rand	Director
Anthony E. Rand

/s/ Sharon L. Raynor	Director
Sharon L. Raynor

/s/ K. Clark Stallings	Director
K. Clark Stallings

/s/ W. Lyndo Tippett	Director
W. Lyndo Tippett

/s/ Seth M. Wilfong	Director
Seth M. Wilfong